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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported):    January 24, 2000
                                                        -----------------------



                           AMERICAN BANCSHARES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)





         Florida                           0-27474                 65-0624640
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(State or Other Jurisdiction      (Commission File Number)       (IRS Employer
       Incorporation)                                           Identification
                                                                    Number)




   4502 Cortez Road West, Bradenton, Florida                      34210-2801
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    (Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code:        (941) 795-3050
                                                   ----------------------------





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ITEM 5.  OTHER EVENTS.

         American Bancshares, Inc., a Florida corporation ("ABAN"), Gold Banc Corporation, Inc., a Kansas corporation ("Gold Banc"), and Gold Banc Acquisition Corporation XI, Inc., a Kansas corporation and wholly-owned subsidiary of Gold Banc ("Acquisition Subsidiary"), have entered into an amendment (the "Amendment") dated January 24, 2000 to the Agreement and Plan of Reorganization dated September 6, 1999 by and between the parties (the "Merger Agreement") whereby, among other things, ABAN will be merged with and into the Acquisition Subsidiary (the "Merger"). A copy of the Amendment is attached hereto as Exhibit
2.1 and is incorporated herein by reference. The press release announcing, among other things, the Amendment is attached hereto as Exhibit 99.1.

         Pursuant to the Amendment, the parties have agreed to revise the Merger Agreement to, among other things, (a) for ABAN, in anticipation of the Merger, to realize certain losses in its bond portfolio and, in connection therewith, amend the definition of "Total Equity Capital" so that the realization of such bond losses will not adversely affect ABAN's ability to satisfy the financial measures set forth in Section 8.5 of the Merger Agreement (the "Financial Measures"), (b) to lower the Average Gold Banc Stock Price at which ABAN will have the right to terminate the Merger Agreement from $10.00 to $9.25 (the "Floor Price Requirement"), (c) to eliminate any obligation of ABAN to negotiate with Gold Banc prior to exercising its right to terminate the Merger Agreement upon the failure to satisfy the Floor Price Requirement and to provide ABAN until March 31, 2000 to terminate the Merger Agreement for such failure, (d) to permit ABAN to dissolve Freedom Finance Company, its wholly-owned subsidiary, and (e) to eliminate any requirement that ABAN reimburse Gold Banc or Acquisition Subsidiary for their expenses in the event that Gold Banc terminates the Merger Agreement due to ABAN's inability to satisfy any of the Financial Measures.

         The foregoing summary of the contents of the Amendment is qualified in its entirety by reference to Exhibit 2.1 to this Current Report on Form 8-K.

         In addition to the adoption of the Amendment, the Board of Directors of ABAN (the "Board") recently has experienced several changes in its membership, as set forth below:

         o R. Jay Taylor resigned from the Board, effective October 25, 1999, citing his inability to devote sufficient time to the ABAN Board as a result of the time demands of his other business activities.

         o Richard Robert Rebol was elected by the remaining directors of ABAN on September 28, 1999, to fill a vacancy on the Board. Mr. Rebol is the principal equity owner of Cap'n and Cowboy Restaurant in Port Charlotte, Florida. He served as a director of Murdock Florida Bank from 1982 - 1996 and as the President and Chief Operating Officer of West Coast Paneling and Plywood, a Florida corporation, from 1974 to 1982. He is a member of the Chamber of Commerce of Charlotte County and of the Florida Restaurant Association.

         o Kirk D. Moudy and Lynn B. Powell, III resigned from the Board effective January 18, 2000.





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         None of the above-referenced directors who has recently resigned from the Board of Directors has furnished any written statements indicating that their resignation was due to any disagreement relating to ABAN's operations, policies, or practices.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits required by Item 601 of Regulation S-K


EXHIBIT NO.                DESCRIPTION
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     2.1          First Amendment to Agreement and Plan of Reorganization dated
                  January 24, 2000, by and among Gold Banc Corporation, Inc., Gold Banc Acquisition Corporation XI, Inc., and American Bancshares, Inc.

    99.1 Press Release, issued January 25, 2000, regarding, among other things, the First Amendment to Agreement and Plan of Reorganization.




        [Rest of Page Intentionally Blank. Signature on following Page.]




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN BANCSHARES, INC.

Date:  January 31, 2000                   By: /s/ Jerry L. Neff
                                             ----------------------------------
                                                  Jerry L. Neff
                                                  President and Chief
                                                  Executive Officer





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                                 EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION
-----------                -----------


      2.1 First Amendment to Agreement and Plan of Reorganization dated January 24, 2000, by and among Gold Banc Corporation, Inc., Gold Banc Acquisition Corporation XI, Inc., and American Bancshares, Inc.

     99.1 Press Release, issued January 25, 2000, regarding, among other things, the First Amendment to Agreement and Plan of Reorganization.